EXHIBIT 10

                         RELEASE AND WAIVER AGREEMENT

           This Release and Waiver Agreement ("Agreement") is between George Kelly and Jacobson Stores Inc. and all past, present and future subsidiaries and affiliates of Jacobson Stores Inc. individually and collectively referred to as ("the Company").

           1. Complete Release. In consideration for $50,000 in severance pay, and continued health and dental coverage through May 28, 1999 (at my normal contribution rate), which I agree is sufficient consideration and is in excess of anything of value to which I am otherwise entitled, including any earned wages or benefits due and owing me, I release, waive, and fully discharge the Company and all present and former employees, officers, directors, shareholders, and agents of the Company, from any and all charges, causes of action, damages, claims or demands, whether known or unknown at this time, arising out of, connected with, or based on my employment and separation from employment with the Company, including, but not limited to, those based on contract, personal injury, tort, common law, employment discrimination, the Age Discrimination in Employment Act of 1967 (as amended) ("ADEA") and any and all other federal, state or local laws or ordinances.

           2. Non-Release of Future Claims. This Agreement does not waive or release any rights or claims that I may have under the ADEA which arise after the date I sign this Agreement.

           3. 21 Day Period for Review and Consideration of Agreement. I understand that I have been given a period of at least 21 days to review and consider this Agreement before signing it.

           4. Encouragement to Consult with Attorney. I acknowledge that I have been advised in writing to consult with an attorney before signing this Agreement.

           5. Employee's Right to Revoke Agreement. I may revoke this Agreement for a period of seven (7) calendar days after signing it. This Agreement is not effective or enforceable until this revocation period has expired. I understand that any revocation to be effective must be in writing and either: (1) post-marked within seven (7) days of execution of this Agreement and addressed to the Vice President, Personnel, Jacobson Stores Inc., 3333 Sargent road, Jackson, Michigan 49201. I understand that if revocation is made by mail, mailing by certified mail, return receipt requested, is recommended to show proof of mailing. If I revoke this Agreement it shall not be effective or enforceable and I will not receive the consideration set forth in Paragraph 1 above.

           6. Entire Agreement. I agree no oral or written statement have been made by the Company which vary the terms of this Agreement and that this constitutes the entire Agreement between myself and the Company.

           7. Voluntary Agreement. I acknowledge that I have read this Agreement, understand its terms and its binding effect, and am acting voluntarily and of my own free will in signing it.







                                                     George Kelly
                                                  --------------------
WITNESS                                           Associate (Print)

--------------------------------
                                                    /s/  George Kelly
                                                  ---------------------
                                                  Associate (Signature)

THE COMPANY
                                                     March 29, 1999
                                                  ----------------------
   By:  James K. Delaney                          Dated

   Its:   Vice President-Human Resources
          ------------------------------

                                                                      3/29/99



          VOLUNTARY WAIVER OF 21 DAY REVIEW AND CONSIDERATION PERIOD



           I understand that Paragraph 3 of the attached Release and Waiver Agreement specifically provides me with 21 day time period within which to consider this Agreement. By signing this Waiver, I knowingly and voluntarily choose to waive the 21-day time period, and understand that all other provisions of the Agreement continue to apply to me.

           The decision to sign this Waiver was completely voluntary and in so doing, I have not relied on any oral or written statements or promises made by the Company or its representatives.

                                                     George Kelly
                                                  --------------------
WITNESS                                           Associate (Print)

--------------------------------
                                                    /s/  George Kelly
                                                  ---------------------
                                                  Associate (Signature)


                                                     March 29, 1999
                                                  ---------------------
                                                  Dated


                                                                    3/29/99